Exhibit 10.42(c)

CONFORMED COPY

AMENDMENT NO. 2

TO SERIES 2006-1 SUPPLEMENT

This AMENDMENT NO. 2 TO SERIES 2006-1 SUPPLEMENT, dated as of February 15, 2008 (this “Amendment”) is between Centre Point Funding, LLC (f/k/a Budget Truck Funding, LLC) (“BTF”), Deutsche Bank Securities, Inc., (“DBSI”), Riverside Funding LLC (“Riverside Funding”), Deutsche Bank AG, New York Branch (“DBAG”), Sheffield Receivables Corporation (“Sheffield”), Barclays Bank PLC (“Barclays”) and The Bank of New York Trust Company, N.A., in its capacity as Trustee.

RECITALS:

WHEREAS, BTF and the Trustee entered into that certain Base Indenture, dated as of May 11, 2006, as amended by that certain Amendment No. 1 to the Base Indenture, dated as of May 16, 2007, and as further amended by that certain Amendment No. 2 to the Base Indenture, dated as of the date hereof (as the same may be further amended, modified, supplemented or amended and restated in accordance with its terms, the “Base Indenture”);

WHEREAS, the parties hereto and Budget Truck Rental, LLC as administrator, entered into that certain Series 2006-1 Supplement to the Base Indenture, dated as of May 11, 2006, as amended by that certain Amendment No. 1 to Series 2006-1 Supplement, dated as of May 16, 2007 (the “Series Supplement”);

WHEREAS, the parties hereto wish to amend the Series Supplement as provided herein;

WHEREAS, pursuant to Section 10.11 of the Series Supplement, the Series Supplement may be modified or amended in accordance the requirements of Section 12.1 of the Base Indenture, and pursuant thereto the Requisite Investors or each affected Noteholder, as required, have consented in writing to the amendments effected by the Amendment; and

WHEREAS, this Amendment has been duly authorized by all necessary limited liability company action on the part of BTF;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1. Terms Defined in Series Supplement or Base Indenture. Capitalized terms used in this Amendment not herein defined shall have the meaning contained in the Series Supplement and, if not defined therein, in the Definitions List attached to the Base Indenture as Annex 1 or as otherwise set forth in the Base Indenture.

ARTICLE II.

Amendments

Section 2.1. Amendments to Article I—Definitions.

(a) The definition of “Series 2006-1 Required Enhancement Percentage” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Required Enhancement Percentage” means, as of any date of determination, the sum of (a) the product of (i) the 10’ GMC Savana Percentage as of such date times (ii) the Required 10’ GMC Savana Enhancement Percentage as of such date plus (b) the product of (i) the 16’ GMC Savana Percentage as of such date times (ii) the Required 16’ GMC Savana Enhancement Percentage as of such date plus (c) the product of (i) the 24’ GMC TC7500 Percentage as of such date times (ii) the Required 24’ GMC TC7500 Enhancement Percentage as of such date plus (d) the product of (i) the 16’ Ford E350 Percentage as of such date times (ii) the Required 16’ Ford E350 Enhancement Percentage as of such date plus (e) the product of (i) the 24’ Int’l 4200 Percentage as of such date times (ii) the Required 24’ Int’l 4200 Enhancement Percentage as of such date plus (f) the product of (i) the Ford E250 Extended Cargo Van Percentage as of such date times (ii) the Required Ford E250 Enhancement Percentage as of such date plus (g) the product of (i) the 16’ Ford LCF Percentage as of such date times (ii) the Required 16’ Ford LCF Enhancement Percentage as of such date plus (h) the product of (i) the 16’ Int’l CF500 Percentage as of such date times (ii) the Required 16’ Int’l CF500 Enhancement Percentage as of such date.

(b) The definition of “Series 2006-1 Required Liquid Enhancement Percentage” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Required Liquid Enhancement Percentage” means, as of any date of determination, the sum of (a) the product of (i) the 10’ GMC Savana Percentage as of such date times (ii) the Required 10’ GMC Savana Liquid Enhancement Percentage as of such date plus (b) the product of (i) the 16’ GMC Savana Percentage as of such date times (ii) the Required 16’ GMC Savana Liquid Enhancement Percentage as of such date plus (c) the product of (i) the 24’ GMC TC7500 Percentage as of such date times (ii) the Required 24’ GMC TC7500 Liquid Enhancement Percentage as of such date plus (d) the product of (i) the 16’ Ford E350 Percentage as of such date times (ii) the Required 16’ Ford E350 Liquid Enhancement Percentage as of such date plus (e) the product of (i) the 24’ Int’l 4200 Percentage as of such date times (ii) the Required 24’ Int’l 4200 Liquid Enhancement Percentage as of such date plus (f) the product of (i) the Ford E250 Extended Cargo Van Percentage as of such date times (ii) the Required Ford E250 Extended Cargo Van Liquid Enhancement Percentage as of such date plus (g) the product of (i) the 16’ Ford LCF Percentage as of such date times (ii) the Required 16’ Ford LCF Liquid Enhancement Percentage as of such date plus (h) the product of (i) the 16’ Int’l CF500 Percentage as of such date times (ii) the Required 16’ Int’l CF500 Liquid Enhancement Percentage as of such date.

(c) The definition of “Series 2006-1 Permitted Principal Amount” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Permitted Principal Amount” means, as of any date of determination, the excess of (a) the result of (i) the Series 2006-1 Borrowing Base as of such date plus (ii) the Series 2006-1 Letter of Credit Amount as of such date plus (iii) the Series 2006-1 Available Reserve Account Amount as of such date minus (iv) the Series 2006-1 Excess Truck Amount over (b) the Series 2006-1 Required Enhancement Amount as of such date.

(d) The definition of “Series 2006-1 Commitment Termination Date” set forth in Article I of the Series Supplement is hereby amended and restated in its entirety to read as follows:

“Series 2006-1 Commitment Termination Date” means the Series 2006-1 Initial Commitment Termination Date; provided that the Series 2006-1 Commitment Termination Date may be extended to the 364th day (or, if the 364th day following a Series 2006-1 Commitment Termination Date is not a Business Day, the immediately preceding Business Day) following each Series 2006-1 Commitment Termination Date upon (a) the written agreement of the Series 2006-1 Required Noteholders and (b) receipt by the Administrative Agent of written confirmation from Moody’s, dated as of the then-applicable Series 2006-1 Commitment Termination Date, that the Series 2006-1 Notes are publicly rated at least “A3” by Moody’s (or such other rating that the Series 2006-1 Required Noteholders have agreed to in writing) after giving effect to such extension.

(e) Article I of the Series Supplement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Ford E250 Extended Cargo Van Percentage” means, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the Net Book Value of all Eligible Trucks that are Ford E250 Extended Cargo Vans as of such date and the denominator of which is the Net Book Value of all Eligible Trucks as of such date.

“16’ Ford LCF Percentage” means, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the Net Book Value of all Eligible Trucks that are 16’ Ford LCF Trucks as of such date and the denominator of which is the Net Book Value of all Eligible Trucks as of such date.

“16’ Int’l CF500 Percentage” means, as of any date of determination, the percentage equivalent of a fraction the numerator of which is the Net Book Value of all Eligible Trucks that are 16’ Int’l CF500 Trucks as of such date and the denominator of which is the Net Book Value of all Eligible Trucks as of such date.

“Required Ford E250 Extended Cargo Van Enhancement Percentage” means, as of any date of determination, the sum of (1) the Required Ford E250 Extended Cargo Van Liquid Enhancement Percentage as of such date and (2) the Required Ford E250 Extended Cargo Van OC Enhancement Percentage as of such date.

“Required Ford E250 Extended Cargo Van Liquid Enhancement Percentage” means, as of any date of determination, the sum, for each Ford E250 Extended Cargo Van that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the Liquid Enhancement Percentage for such Ford E250 Extended Cargo Van as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such Ford E250 Extended Cargo Van as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are Ford E250 Extended Cargo Vans as of such date.

“Required Ford E250 Extended Cargo Van OC Enhancement Percentage” means, as of any date of determination, the sum, for each Ford E250 Extended Cargo Van that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the OC Enhancement Percentage for such Ford E250 Extended Cargo Van as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such Ford E250 Extended Cargo Van as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are Ford E250 Extended Cargo Van as of such date.

“Required 16’ Ford LCF Truck Enhancement Percentage” means, as of any date of determination, the sum of (1) the Required 16’ Ford LCF Truck Liquid Enhancement Percentage as of such date and (2) the Required 16’ Ford LCF Truck OC Enhancement Percentage as of such date.

“Required 16’ Ford LCF Truck Liquid Enhancement Percentage” means, as of any date of determination, the sum, for each 16’ Ford LCF Truck that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the Liquid Enhancement Percentage for such 16’ Ford LCF Truck as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such 16’ Ford LCF Truck as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are 16’ Ford LCF Trucks as of such date.

“Required 16’ Ford LCF Truck OC Enhancement Percentage” means, as of any date of determination, the sum, for each 16’ Ford LCF Truck that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the OC Enhancement Percentage for such 16’ Ford LCF Truck as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such 16’ Ford LCF Truck as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are 16’ Ford LCF Trucks as of such date.

“Required 16’ Int’l CF500 Truck Enhancement Percentage” means, as of any date of determination, the sum of (1) the Required 16’ Int’l CF500 Truck Liquid Enhancement Percentage as of such date and (2) the Required 16’ Int’l CF500 Truck OC Enhancement Percentage as of such date.

“Required 16’ Int’l CF500 Truck Liquid Enhancement Percentage” means, as of any date of determination, the sum, for each 16’ Int’l CF500 Truck that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the Liquid Enhancement Percentage for such 16’ Int’l CF500 Truck as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such 16’ Int’l CF500 Truck as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are 16’ Int’l CF500 Trucks as of such date.

“Required 16’ Int’l CF500 Truck OC Enhancement Percentage” means, as of any date of determination, the sum, for each 16’ Int’l CF500 Truck that is an Eligible Truck as of such date, of the percentage obtained by multiplying (i) the OC Enhancement Percentage for such 16’ Int’l CF500 Truck as of such date and (ii) the percentage equivalent of a fraction the numerator of which is the Net Book Value of such 16’ Int’l CF500 Truck as of such date and the denominator of which is the Net Book Value of all Eligible Trucks that are 16’ Int’l CF500 Trucks as of such date.

“Series 2006-1 Excess Truck Amount” means, as of any date of determination, the product of (a) the Series 2006-1 Excess Truck Percentage as of such date and (b) the Series 2006-1 Borrowing Base as of such date.

“Series 2006-1 Excess Truck Percentage” means, as of any date of determination, the excess of (a) the sum of (i) 16’ Ford LCF Percentage as of such date and (ii) the 16’ Int’l CF500 Percentage as of such date over (b) 20%.

Section 2.2. Amendments to Article VII – Representations, Warranties and Covenants.

(a) Section 7.2(d) of the Series Supplement is hereby amended and restated in its entirety to read as follows:

(d) no later than 40 days after the Distribution Date in May of each year, unless such requirement is waived by the Administrative Agent, they shall provide to each Funding Agent a report in form and substance acceptable to the Administrative Agent from a nationally-recognized auditing firm approved by the Administrative Agent regarding the performance by such auditing firm of the agreed upon procedures concerning the Collateral;

Section 2.4. Amendments to Schedule II – Enhancement Percentages. Schedule II to the Series Supplement is hereby amended and restated in its entirety by the replacement thereof with the Schedule II attached as Annex A hereto.

ARTICLE III.

Miscellaneous

Section 3.1. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Series Supplement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Series Supplement, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Series Supplement specifically referred to herein, and any references in the Base Indenture to the provisions of the Series Supplement specifically referred to herein shall be to such provisions as amended by this Amendment.

Section 3.2. Condition to Effectiveness. This Amendment shall become effective as of the date hereof only upon receipt by the Administrative Agent of written confirmation from Moody’s that the Series 2006-1 Notes are publicly rated at least “A3” by Moody’s after giving effect to the amendments contemplated by this Amendment.

Section 3.3. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAWS), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties herein in separate counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

CENTRE POINT FUNDING, LLC, as Issuer

By:	/s/: Joe Ferraro
Name:	Joe Ferraro
Title:	Vice President, Truck Operations

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/: Marian Onischak
Name:	Marian Onischak
Title:	Vice President

DEUTSCHE BANK SECURITIES, INC., as Administrative Agent

By:	/s/: Eric Shea
Name:	Eric Shea
Title:	Managing Director

RIVERSIDE FUNDING LLC, as a CP Conduit Purchaser

By:	/s/: Jill A Gordon
Name:	Jill A Gordon
Title:	Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as an APA Bank

By:	/s/: Eric Shea
Name:	Eric Shea
Title:	Managing Director

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DEUTSCHE BANK SECURITIES, INC., as a Funding Agent

By:	/s/: Eric Shea
Name:	Eric Shea
Title:	Managing Director

SHEFFIELD RECEIVABLES CORPORATION, as a CP Conduit Purchaser

By:	/s/: Fouad S. Onbarge
Name:	Fouad S. Onbarge
Title:	Director

BARCLAYS BANK PLC, as an APA Bank

By:	/s/: Jeffrey Goldberg
Name:	Jeffrey Goldberg
Title:	Associate Director

BARCLAYS BANK PLC, as a Funding Agent

By:	/s/: Jeffrey Goldberg
Name:	Jeffrey Goldberg
Title:	Associate Director

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